UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 6, 2020

FASTENAL COMPANY
(Exact name of registrant as specified in its charter)

Minnesota	0-16125	41-0948415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Theurer Boulevard, Winona, Minnesota         55987-1500
(Address of principal executive offices)             (Zip Code)

(507) 454-5374
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.01 per share	FAST	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act
(17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02(d). Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 6, 2020, the Board of Directors (the "Board") of Fastenal Company (the "Company") elected as a director of the Company Mr. Hsenghung Sam HSU, effective immediately, increasing the number of directors on the Board from ten to eleven on this date. Mr. HSU was elected to serve as an independent director until the Company's next annual meeting of shareholders following his election or until his successor is duly elected and qualified. The Board also appointed Mr. HSU to serve on the Audit Committee of the Company effective immediately.

Mr. HSU is currently employed with Ecolab Inc. ("Ecolab") located in St. Paul, MN and has served as their Executive Vice President of Strategic Planning, leading Corporate Strategy, Digital & New Business, since January 2016. His prior positions and roles with Ecolab consisted of serving as Executive Vice President/Senior Vice President, Global Services Business Sector from 2012 to January 2016, Senior Vice President/Vice President and General Manager, Greater China from 2007-2012, Vice President, Healthcare Business Development, International from 2006-2007, Vice President, Planning & Control, Latin America from 2004-2006, Assistant Treasurer & Corporate Officer from 2002-2004, Director, Corporate Development from 2000-2002, Manager of Operations, Fastsource Leasing (an Ecolab start-up business in North America) from 1998-1999 and Senior Treasury Manager from 1996-1999. Prior to his service with Ecolab, Mr. HSU was employed with Merrill Lynch Asset Management and the Ministry of Health in Taiwan, where he was born.

There are no arrangements or understandings between Mr. HSU and any other person or persons pursuant to which he was selected as a director of the Company. There are no current or proposed transactions in which Mr. HSU, or any member of his immediate family, has an interest that is required to be disclosed under Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission.

Mr. HSU will receive a pro rata portion of the annual retainer for his partial year of service as a director of the Company, all in accordance with the Company's existing director compensation policy.

Item 9.01. Financial Statements and Exhibits.

INDEX TO EXHIBITS

Exhibit Number	Description of Document

104	The cover page from the Current Report on Form 8-K formatted in Inline XBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fastenal Company
(Registrant)

August 7, 2020	By:	/s/ SHERYL A. LISOWSKI
(Date)		Sheryl A. Lisowski Controller, Chief Accounting Officer, and Treasurer